KVH INDUSTRIES, INC.


                           NOTICE OF ANNUAL MEETING OF
                                  STOCKHOLDERS
                           to be held on May 29, 2002

                                       and

                                 PROXY STATEMENT


















                                    IMPORTANT

                      Please mark, sign and date your proxy
          and promptly return it in the enclosed envelope or vote your proxy over the Internet or by telephone.

KVH Industries, Inc.
50 Enterprise Center
Middletown, RI  02842




April 29, 2002




Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of KVH Industries, Inc. Our meeting will be held at the offices of Foley, Hoag & Eliot LLP, World Trade Center West, 155 Seaport Boulevard, 16th Floor, Boston, Massachusetts, 02210, on Wednesday, May 29, 2002, beginning at 11:00 a.m. local time.

At this year's Annual Meeting, stockholders will be asked to elect three directors and vote upon any other matters appropriate to the meeting. Additional information about the Annual Meeting is given in the attached Notice of Annual Meeting and Proxy Statement.

Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a completed proxy card. Voting your proxy will ensure your representation at the Annual Meeting.

I urge you to carefully review the proxy materials and to vote for the proposals as described in the proxy statement.

Thank you for your cooperation, continued support, and interest in KVH Industries, Inc. I hope to see you at the Annual Meeting.

Sincerely,

/s/ Martin Kits van Heyningen

Martin Kits van Heyningen
President & Chief Executive Officer

                              KVH Industries, Inc.

                    Notice of Annual Meeting of Stockholders
                             to be held May 29, 2002


The 2002 Annual Meeting of Stockholders of KVH Industries, Inc. will be held on Wednesday, May 29, 2002 at 11:00 a.m. at the offices of Foley, Hoag & Eliot LLP, World Trade Center West, 155 Seaport Boulevard, 16th Floor, Boston, Massachusetts, 02210, to conduct the following items of business:

1. To elect three directors to serve for a three-year term or until their successors have been elected.

2.       To transact any other business appropriate to the meeting.

Stockholders, who owned shares of our stock at the close of business on Tuesday, April 2, 2002, are entitled to attend and vote at the meeting. A list of stockholders entitled to vote at the annual meeting will be available at our headquarters in Middletown, Rhode Island, during normal business hours for 10 days prior to the annual meeting. A stockholder may examine the list for any legally valid purpose related to the meeting.

Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card in the accompanying reply envelope as promptly as possible. To make your voting experience easier, KVH has made arrangements with its transfer agent to allow you to vote your proxy over the Internet or by telephone. Should you choose to vote either by the Internet or by telephone, you are not required to complete and mail the enclosed proxy card. For specific instructions, please refer to the information provided with your proxy card.

By Order of the Board of Directors,


/s/ Robert W.B.Kits van Heyningen

Robert W.B. Kits van Heyningen
Secretary


Middletown, Rhode Island
April 29, 2002

                                 PROXY STATEMENT
                                Table of Contents

                                                                    Page
General Information
     Notice of Meeting                                               4
     Record Date                                                     4
     Attendance at Meeting                                           4
     Voting                                                          4
     Solicitation                                                    5

Proposal I
     Election of Directors                                           6
     Director Nominees                                               6

Other Matters                                                        6

Board of Directors
     Directors and Executive Officers                                7
     Committees and Meetings of the Board of Directors              10
     Audit and Related Fees                                         10

Stock Ownership Information
     Compliance with 16(a) Reporting                                11
     Beneficial Ownership of Common Stock                           12
     Ten-year Option/SAR Repricing                                  13

Directors' and Officers' Compensation
     Directors' Compensation                                        13
     Summary Compensation Table                                     14
     Option Grants During Last Fiscal Year                          15
     Options Exercised During Last Fiscal Year                      15
     Cumulative Total Return Graph                                  16

Other Information
     Stockholder Proposals                                          17
     Available Information                                          17

Exhibit A - Proxy Card                                              18


                                 PROXY STATEMENT
                               General Information


The enclosed proxy is solicited on behalf of the Board of Directors of KVH Industries, Inc., a Delaware corporation, with its principal executive offices at 50 Enterprise Center, Middletown, Rhode Island 02842. This proxy is for use at KVH's 2002 Annual Meeting of Stockholders to be held at 11:00 a.m. on Wednesday, May 29, 2002, at the offices of Foley, Hoag & Eliot LLP, World Trade Center West, 155 Seaport Boulevard, 16th Floor, Boston, Massachusetts, 02210. Our proxy statement contains important information regarding the KVH Industries, Inc.'s 2002 Annual Meeting of Stockholders, the proposals on which you are being asked to vote, information you may find useful in determining how to vote and voting procedures.

A number of abbreviations are used in this proxy statement. We refer to KVH Industries, Inc. as "KVH." The term "proxy materials" includes this proxy statement, the enclosed proxy card and our 2001 Annual Report on Form 10-K. KVH's 2002 Annual Meeting of Stockholders is referred to as "the meeting."

The Board of Directors of KVH is mailing this proxy statement on or about April 29, 2002, to all KVH stockholders as of the record date, April 2, 2002. Stockholders who owned KVH's common stock at the close of business on April 2, 2002, are entitled to attend and vote at the meeting. On the record date, there were 10,997,598 shares of KVH's common stock issued and outstanding, and entitled to the same number of votes.

Voting Procedures
As a stockholder of KVH, you have a right to vote on certain business matters affecting KVH. The proposals that will be presented at the meeting and upon which you are being asked to vote are discussed in the following sections entitled "Proposals." Each share of KVH's common stock you own entitles you to one vote. You may vote by mail, by telephone, over the Internet, or in person at the meeting.

Methods of Voting
Your shares will be voted in accordance with the instructions you indicate. If you return a proxy card but do not indicate your voting instructions, your shares will be voted for the proposals as presented in the proxy statement and at the discretion of the proxies (as defined below) as to all other matters that may properly come before the meeting.

Voting by Mail
By signing and returning the proxy card in the enclosed prepaid and addressed envelope, you are enabling the individuals named on the proxy card (known as "proxies") to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting. If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

Voting by Telephone
To vote by telephone, please follow the instructions included on your proxy card. If you vote by telephone, you do not need to complete and mail your proxy card.

Voting on the Internet
To vote on the Internet, please follow the instructions included on your proxy card. If you vote on the Internet, you do not need to complete and mail your proxy card.

Voting in Person at the Meeting
If you plan to attend the meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting.

If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. If you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote your shares.

If you own shares under the Employees' Stock Purchase Plan and do not vote, your shares will be voted in accordance with normal brokerage industry practices, as described in this proxy statement under the section "Broker Non-Votes."

Revoking Your Proxy
You may revoke your proxy at any time before it is voted at the meeting. In order to do this, you must either: sign and return another proxy at a later date; provide written notice of the revocation of your proxy to KVH's Secretary; or attend the meeting and vote in person.

Quorum Requirement
A quorum, which is a majority of the outstanding shares entitled to vote as of the record date, April 2, 2002, must be present in order to hold the meeting and to conduct business. Shares are counted as being present at the meeting if you appear in person at the meeting or if you vote your shares on the Internet, by telephone, or by submitting a properly executed proxy card. If any broker non-votes (as described below) are present at the meeting, they will be counted as present for the purpose of determining a quorum.

Votes Required to Pass the Proposals
The vote required and the method of calculation for the proposal to be considered at the meeting is as follows.

      Proposal I - Election of Directors: The three nominees receiving the highest number of votes, in person or by proxy, will be elected as directors.

You may vote "for" the proposals, you may vote "against" the proposals, or you may "withhold" your vote with respect to one or more of the proposals. If you return a proxy card that withholds your vote from the proposals, your shares will be counted as present for the purpose of determining a quorum but will not be counted in the vote on the proposals.

Broker Non-Votes
If your shares are held in the name of a broker and you do not return a proxy card, brokerage firms have authority to vote your non-voted shares (known as "broker non-votes") on certain routine matters. The proposal to elect three directors and other matters should be treated as routine. Consequently, if you do not provide a proxy to vote your shares, your brokerage firm may elect to vote or not vote your shares for you. To the extent your brokerage firm votes shares on your behalf, your shares will be counted as present for the purpose of determining a quorum.

Voting Confidentiality
Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. Information will not be disclosed except as required by law.

Voting Results
Final voting results will be announced at the meeting and will be published in KVH's Quarterly Report on Form 10-Q for the second quarter of fiscal 2002, which will be filed with the Securities and Exchange Commission on or before August 14, 2002. After the report is filed, you may obtain a copy by: visiting our web site at www.kvh.com, contacting our investor relations department at 401-847-3327, or viewing our Quarterly Report on Form 10-Q for the second quarter on the SEC's web site at www.sec.gov.

Solicitation
The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries, and custodians to forward to beneficial owners of Common Stock held in their names. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to such beneficial owners. In addition to original solicitation of proxies by mail, the Company's directors, officers, and other employees may, without additional compensation, solicit proxies by telephone, facsimile, electronic communication and personal interviews.

Proposal I: Election of Directors. The Board has nominated Martin A. Kits van Heyningen, Robert W.B. Kits van Heyningen, and Werner Trattner, who currently serve as Class III Directors, for reelection as Class III Directors at the meeting, each to serve until our annual meeting of stockholders in 2005 or special meeting in lieu thereof, and until a successor is duly elected and qualified.

Our Board of Directors consists of seven members, four non-employee directors and three employee directors. The Board is divided into three classes, with two directors in Class I, two in Class II and three in Class III. Directors serve three-year terms, or until a qualified successor is elected. Each year at the Company's annual meeting the terms of directors in one of the three classes expire. Our By-laws provide that the number of directors may vary from two to seven with increases or decreases determined by the stockholders or directors.

Martin A. Kits van Heyningen, Robert W.B. Kits van Heyningen and Werner Trattner have agreed to serve as Class III Directors if elected, and we have no reason to believe that they will be unable to serve. In the event that any is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for such other nominee as is then designated by the Board.

Martin A. Kits van Heyningen, a founder of the Company, has been President and a director of the Company since 1982 and has served as the Company's Chief Executive Officer since 1990. From 1980 to 1982, the New England Consulting Group, a marketing consulting firm, employed Mr. Kits van Heyningen as a marketing consultant. Mr. Kits van Heyningen received a BA cum laude from Yale University.

Robert W.B. Kits van Heyningen, a founder of the Company, has been a director since 1982 and the Company's Vice President of Research and Development since 1998. Previously he served as the Company's Vice President of Engineering from 1982 until 1998. Mr. Kits van Heyningen was an associate engineer at the Submarine Signal Division of Raytheon Company and was also a consultant to various companies and universities from 1980 to 1985. Mr. Kits van Heyningen received a BS in physics from McGill University.

Werner Trattner has been a director of the Company since 1994 and is a member of the Compensation and Audit committees. Mr. Trattner has been Chief Financial Officer/Vice President of Sales of Swarovski Optik KG, an Austrian manufacturer of optical equipment, since 1989. Mr. Trattner received a degree in business administration from the Studiengemeinschaft in Darmstadt, Germany and received a diploma from the Controller Akademie in Munich/Gauting, Germany. Mr. Trattner completed the Program for Executive Development at the International Institute for Management Development in Lausanne, Switzerland.

    The Board recommends that you vote FOR the election of Messrs. Martin A. Kits van Heyningen, Robert W.B. Kits van Heyningen, and Werner Trattner as
                              Class III directors.

Other Matters
Other than the proposals as discussed in the proxy statement, KVH's Board of Directors does not intend to bring any other matters to be voted on at the meeting. KVH's Board is not currently aware of any other matters that will be presented by others for action at the meeting. However, if other matters are properly presented at the meeting and you have signed and returned your proxy card, or voted on the Internet, or by telephone, the proxies will have discretion to vote your shares on such matters to the extent authorized in applicable regulations under the Securities Exchange Act of 1934.

Board of Directors

Directors and Executive Officers
The following table sets forth certain information with respect to the directors and executive officers of KVH:

         Name                                         Age                   Position
_______________________________                      _____     _____________________________________________________
Arent H. Kits van Heyningen (1)                       86       Chairman, Board of Directors
Martin A. Kits van Heyningen (1)                      43       President, Chief Executive Officer and Director
S. Joseph Bookataub                                   53       Chief Operating Officer
Richard C. Forsyth                                    55       Chief Financial Officer
Josina de Smit (2)                                    65       Treasurer
Sid Bennett                                           63       Vice President, FOG Business Development
Christopher T. Burnett                                47       Vice President of Business Development
James S. Dodez                                        43       Vice President of Marketing
Robert W.B. Kits van Heyningen (1)                    45       Vice President of R&D and Director
Mads E. Bjerre-Petersen                               58       Managing Director, KVH Europe
Ian C. Palmer                                         36       Vice President of Satellite Sales
Mark S. Ain (3) (4)                                   59       Director
Stanley K. Honey (3)                                  47       Director
Werner Trattner (3) (4)                               49       Director
Charles R. Trimble (3) (4)                            60       Director
_______________________________

(1)   Arent Kits van Heyningen is the spouse of Josina de Smit and the father of Martin Kits van Heyningen and Robert Kits van
      Heyningen
(2)   Josina de Smit is the spouse of Arent Kits van Heyningen and the mother of Martin Kits van Heyningen and Robert Kits van
      Heyningen
(3)   Member of the Audit Committee
(4)   Member of the Compensation Committee

Arent H. Kits van Heyningen, a founder of the Company, has been Chairman of the Company's Board of Directors since 1982. He also has served as the Company's Chief Scientist since that time. From 1963 to 1986, Mr. Kits van Heyningen was Principal Engineer at the Submarine Signal Division of Raytheon Company. Mr. Kits van Heyningen received a BS and an MS in electrical engineering from Delft Technical University, The Netherlands.

Martin A. Kits van Heyningen, a founder of the Company, has been President and a director of the Company since 1982 and has served as the Company's Chief Executive Officer since 1990. From 1980 to 1982, Mr. Kits van Heyningen was employed by the New England Consulting Group, a marketing consulting firm, as a marketing consultant. Mr. Kits van Heyningen received a BA cum laude from Yale University.

S. Joseph Bookataub joined KVH Industries as the Chief Operating Officer in 2001. Previously, Mr. Bookataub was vice president of manufacturing for Mayan Networks, a San Jose, California, optical networking firm. He has also served as the vice president of operations for Logistix Corporation, a supply chain management company, and as both the vice president of operations and quality and vice president of manufacturing for Pyramid Technology Corporation, a mainframe UNIX client/server system manufacturer. Mr. Bookataub holds a BSEE from the University of Rhode Island, an MBA from James Madison University, and successfully completed the Stanford Executive MBA program.

Richard C. Forsyth has been Chief Financial Officer of KVH since joining the Company in 1988. Prior to joining the Company, Mr. Forsyth consulted for Technology Transition, Inc., a venture capital firm, from 1986 until 1988 and served as the Chief Financial Officer for two of Technology Transition's portfolio companies. Between 1981 and 1985, Mr. Forsyth was Divisional Controller at Wang Laboratories, a computer manufacturer. Mr. Forsyth is a Certified Public Accountant and received BS and AB degrees from Boston College.

Josina de Smit, a founder of the Company, has been Treasurer of KVH since 1986. Previously Ms. de Smit held a variety of financial, administrative and human resources positions at the Company, including Financial Manager and Human Resources Manager.

Sid Bennett joined the Company as Vice President of the Fiber Optic Group in November 1997 after the group was acquired from Andrew Corporation. Mr. Bennett was employed by the Andrew Corporation from 1985 to 1997. His most recent positions with the Andrew Corporation were Director, Sensor Products, and President, Andrew-Thompson Broadcasting, Inc. Previously Mr. Bennett was with Sanders Associates where he managed military electronic systems development. Mr. Bennett has received a BEE from Cornell University and an MEE from New York University. He is Chair of the IEEE Gyro and Accelerometer Panel, a member of the Board of Governors of the IEEE Aerospace and Electronic Systems Society and the IEEE Standards Board.

Christopher T. Burnett has been KVH's Vice President of Business Development since 1994. Mr. Burnett joined the Company in 1988 as its Director of Business Development and held that position until 1994. From 1985 until 1988, Mr. Burnett was Program Manager for Sippican Inc., an engineering and manufacturing company. From 1983 until 1985, Mr. Burnett was a Senior Consultant in the Aerospace Defense Consulting Group of Peat Marwick and Mitchell. Mr. Burnett received a BS from the U.S. Naval Academy and an MBA from Golden Gate University.

James S. Dodez was named KVH's Vice President of Marketing in October 1998 after serving as the Vice President of Marketing and Reseller Sales since 1995. Mr. Dodez joined KVH in 1986 as Marketing Director, a position he held until 1995. From 1985 until 1986, Mr. Dodez was Marketing Director at Magratten Wooley, Inc., an advertising agency. Mr. Dodez received a BS from Miami University
(Ohio).

Robert W.B. Kits van Heyningen, a founder of the Company, has been a director since 1982 and the Company's Vice President of Research and Development since 1998. Previously he served as the Company's Vice President of Engineering from 1982 until 1998. Mr. Kits van Heyningen was an associate engineer at the Submarine Signal Division of Raytheon Company and was also a consultant to various companies and universities from 1980 to 1985. Mr. Kits van Heyningen received a BS in physics from McGill University.

Mads E. Bjerre-Petersen has been Managing Director of the company's Danish subsidiary, KVH Europe A/S, since 1992, when it was founded on the basis of his former activities. From 1974 to 1992, Mr. Bjerre-Petersen served as Managing Director of his own marine electronic distribution and manufacturing companies MBP Trading and Danaplus A/S. Mr. Bjerre-Petersen received a M.Sc. in mechanical engineering from the Technical University of Denmark.

Ian C. Palmer has been KVH's vice president of satellite sales since 2000. He joined KVH in 1993 and served as Director of Satellite Sales from 1998 until 2000. Previously, Mr. Palmer was sales manager for Euro Marine Trading. He earned a BA in International Relations and Business from Boston University.

Mark S. Ain has been a director of the Company since 1997 and is a member of the Compensation and Audit Committees. He is the founder, Chief Executive Officer, and Chairman of the Board of Directors of Kronos Incorporated since its organization in 1977. Mr. Ain is also on the board of directors for the Park Electrochemical Corporation, LTX Corporation, Zydacron, Inc., and the Walker School. He received a BS from the Massachusetts Institute of Technology and an MBA from the University of Rochester.

Stanley K. Honey has been a director of the Company since 1997 and is a member of the Audit Committee. He is the President of Sportvision Systems, LLC. Since November 1997, when Mr. Honey joined Sportvision Systems, he has also held the positions of Executive Vice President and Chief Technology Officer. From 1993 to 1997, Mr. Honey was Executive Vice President, Technology, for the New Technology Group of News Corporation. From 1989 to 1993 Mr. Honey was President and Chief Executive Officer of ETAK, Inc., a wholly owned subsidiary of News Corporation. Mr. Honey founded ETAK in 1983 and was its Executive Vice President,
Engineering, until it was acquired by News Corporation in 1989. Mr. Honey received a BS from Yale University and an MS from Stanford University.

Werner Trattner has been a director of the Company since 1994 and is a member of the Compensation and Audit Committees. Mr. Trattner has been Chief Financial Officer/Vice President of Sales of Swarovski Optik KG, an Austrian manufacturer of optical equipment, since 1989. Mr. Trattner received a degree in business administration from the Studiengemeinschaft in Darmstadt, Germany and received a diploma from the Controller Akademie in Munich/Gauting, Germany. Mr. Trattner completed the Program for Executive Development at the International Institute for Management Development in Lausanne, Switzerland.

Charles R. Trimble was appointed a director of the Company in 1999 and is a member of the Compensation and Audit Committees. He is the founder, and until 1998 was President and Chief Executive Officer, of Trimble Navigation Limited. Mr. Trimble is an elected member of the National Academy of Engineering and he has been chairman of the United States GPS Industry Council since 1996. Previously, he was manager of Integrated Circuit Research and Development at Hewlett-Packard's Santa Clara Division. He received a BS in engineering physics, with honors, and an MS in electrical engineering from the California Institute of Technology.

Committees and Meetings of the Board
During the fiscal year ended December 31, 2001, our Board met five times. No incumbent director attended fewer than 80% of the total number of meetings held by our Board and our committees on which they served. We currently have two committees: the Audit Committee and the Compensation Committee.

Compensation Committee
Our Compensation Committee is composed of three independent, non-employee directors, Messrs. Mark S. Ain, Werner Trattner, and Charles R. Trimble. The Committee makes general policy decisions relating to compensation and benefits for our employees, including executive officers. It administers the Company's 1996 Incentive and Nonqualified Stock Option Plan, the 1995 Incentive Stock Option Plan, and the 1996 Employee Stock Purchase Plan. The Compensation Committee met twice during 2001.

Compensation Committee Report
The compensation package for KVH executive officers in fiscal 2001 had three principal components: (1) base salary; (2) bonus; and (3) stock options. The Company's executive officers were also eligible to participate in benefit plans on substantially the same terms as other employees.

In determining executive compensation, the Compensation Committee believes packages need to offer: fair and competitive compensation that attracts and retains superior executive talent; links to performance and stockholder interests with rewards for both short-term and long-term results; incentive compensation programs that recognize both individual and team performance; and features that encourage long-term career commitments to the Company and its stockholders.

Salaries are reviewed annually, and any adjustments are based on individual performance, changes in responsibilities and market-based comparisons with similar companies. Bonuses, which are included in the compensation table, generally are based on a percentage of operating income and dependent upon KVH achieving the year's financial plan. In addition to salaries and incentive bonuses, the Compensation Committee also grants stock options to executive officers and other key employees of the Company and its subsidiary in order to focus the efforts of these employees on the long-term enhancement of profitability and stockholder value.

Martin Kits van Heyningen, the Company's Chief Executive Officer, was paid a base salary of $216,000 per annum in 2001. During 2001, Mr. Kits van Heyningen was granted options to purchase 40,000 shares of common stock at $6.88 per share. In setting Mr. Kits van Heyningen's compensation for 2001, the Compensation Committee considered the compensation payable to chief executive officers of other similarly situated companies in the Company's industry.

As submitted by the Compensation Committee:

         Mark S. Ain
         Werner Trattner
         Charles R. Trimble

Audit Committee
The Audit Committee of the Board of Directors is composed of four independent directors, as defined by the National Association of Securities Dealers' listing standards, and operates under a written charter adopted by the Board of Directors. A copy of the written charter was filed as Appendix A to the proxy statement for the Company's 2001 Annual Meeting. The members of the Audit Committee are Messrs. Mark S. Ain, Stanley K. Honey, Werner Trattner, and Charles R. Trimble. The Audit Committee met three times during 2001.

Audit Committee Report
In the section below, we describe our financial and accounting management policies and practices.

Responsibilities
The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as KVH's independent accountants. Management is responsible for KVH's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of KVH's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to oversee these processes and the activities of KVH's internal accounting controls.

Review with Management and Independent Accountants
In this context, the Audit Committee met and discussed the Company's audited financial statements with management and the independent accountants, KPMG LLP. Management represented to the Audit Committee that KVH's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

KVH's independent accountants also provided to the Audit Committee the written disclosures and a letter required by Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent accountants the firm's independence.

Independent Auditors' Fees
In addition to retaining KPMG LLP to audit our consolidated financial statements, we also engaged KPMG LLP to provide other professional services in fiscal 2001, and expect to continue to do so in the future. The aggregate fees billed for professional services by KPMG LLP in fiscal 2001 were:

   Audit fees (1)                                                    $98,065

   Financial information systems design and implementation             --

   All other fees:
       Tax compliance services                                       $61,033
       Audit of 401(k) savings and retirement plan                   $10,000
       Registration statement procedures                             $33,643

(1) Includes fees for services rendered for the annual audit of the Company's consolidated financial statements for fiscal 2001 and the quarterly reviews of the financial statements included in the Company's quarterly reports on Form 10-Q.

The Audit Committee has determined that the services rendered by KPMG LLP, as described above, were compatible with maintaining KPMG LLP's independence. The Audit Committee of the Board of Directors has selected KPMG LLP as independent public accountants to audit our financial statements for 2002. KPMG has been our auditors since 1986.

Summary
Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in KVH's Annual Report on Form 10-K for the year ended December 31, 2001, as filed with the Securities and Exchange Commission.

As submitted by the Audit Committee:

         Mark S. Ain
         Stanley K. Honey
         Werner Trattner
         Charles R. Trimble

Stock Ownership Information

Compliance with Section 16(a) Reporting
Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon submissions of Forms 3, 4, and 5, and amendments, or written notices that Form 5 was not required, we believe that all Section 16(a) filing requirements were fulfilled in a timely manner.

Security Ownership of Beneficial Owners and Management
The following sets forth certain information regarding the beneficial ownership of our Common Stock as of March 31, 2002, by (i) each stockholder known to us to beneficially own five percent or more of our Common Stock; (ii) each of our current directors; and (iii) each of our named executive officers. Except as otherwise noted, each beneficial owner has sole voting and investment power with respect to the shares shown.

                                                                              Shares Beneficially Owned (2)
                                                                          __________________________________
                       Name                                                   Number (8)            Percent
     _______________________________________                              _____________             ________
     State of Wisconsin Investment Board                                      1,702,690              15.50%
          P.O. Box 7842
          Madison, WI  53707
     Special Situations Funds
          153 East 53rd Street                                                1,307,693              11.90%
          New York, NY  10022
     Massachusetts Mutual Life Insurance Co.
          David L. Babson & Company, Inc.
          1295 State Street                                                     615,384               5.60%
          Springfield, MA  01111
     Arent H. Kits van Heyningen (1) (3)                                        594,310               5.41%
     Josina de Smit (1) (4)                                                     594,310               5.41%
     Gerhard Swarovski (1) (5)                                                  517,710               4.71%
     Martin A. Kits van Heyningen (6)                                           366,477               3.34%
     Robert W.B. Kits van Heyningen                                             356,075               3.24%
     Christopher T. Burnett (7)                                                 107,485               *
     James S. Dodez                                                              82,704               *
     Werner Trattner                                                             52,680               *
     Mark S. Ain                                                                 36,800               *
     Stanley K. Honey                                                            28,000               *
     Charles R. Trimble                                                          23,000               *
     All current directors and executive officers as a group (15              1,814,243              16.51%
     persons) (9)
     * Less than 1% ownership
     _______________________________________

(1)      The  address of all KVH  directors  and  executive  officers  is c/o KVH  Industries,  Inc.,  50  Enterprise  Center,
         Middletown, RI 02842.  The address of Gerhard Swarovski and Erika Swarovski is c/o Swarovski 18A, Wattens, Austria.
(2)      The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion of shares listed as beneficially owned does not constitute an admission of beneficial ownership.
(3)      Includes  indirect  beneficial  ownership  of 241,752  shares of Common  Stock held by Arent H. Kits van  Heyningen's spouse, Josina de Smit.  Arent Kits van  Heyningen  is the father of Martin A. Kits van  Heyningen  and Robert W.B.
         Kits van Heyningen and disclaims beneficial ownership of his sons' shares.
(4)      Includes indirect  beneficial  ownership of 321,933 shares of Common Stock held by Josina de Smit's spouse,  Arent
         H. Kits van Heyningen.  Josina de Smit is the mother of Martin A. Kits van  Heyningen  and Robert  W.B.  Kits van
         Heyningen  and disclaims beneficial ownership of her sons' shares.
(5)      Includes indirect beneficial ownership of 65,141 shares of Common Stock held by Mr. Swarovski's spouse.
(6)      Includes indirect beneficial ownership of 4,741 shares of Common Stock owned by Mr. Kits van Heyningen's spouse.
(7)      Includes indirect beneficial ownership of 16,357 shares of Common Stock owned by Mr. Burnett's spouse and child.
(8)      The number of  beneficially  owned shares  listed in the table above  includes  shares that are issuable  upon the exercise of options exercisable within 60 days following March 31, 2002. Shares issuable upon the exercise of options exercisable within 60 days following March 31, 2002 are as follows: Arent H. Kits van Heyningen
         30,000, Josina de Smit 625, Martin A. Kits van Heyningen 70,000, Robert
         W.B. Kits van Heyningen 32,500, James S. Dodez 25,000, Christopher T.
         Burnett 34,750, Mark S. Ain 20,000, Stanley K. Honey 28,000, Charles R.
         Trimble 20,000 and Werner Trattner 5,000.
(9)      Includes  shares listed in note 8. Also includes  56,212 shares held by four  executive  officers and 110,500 shares that are issuable upon the exercise of options exercisable within 60 days following March 31, 2002.


Ten-year Option/SAR Repricing
The following table provides stock option repricing information for beneficial owners of Common Stock as of March 31, 2002, for each current director and executive officer that participated in the option exchange.



                                                                 Original     Length of
                                                 Number of        Market      Exercise                  Option Term
                                                Securities       Price Of       at                      Remaining at
                                                Underlying       Stock at      Time of        New        Date of
                                               Options/SARs      Time of     Repricing or   Exercise   Repricing or
                                                Repriced or     Repricing     Amendment       Price      Amendment
                                                  Amended      or Amendment
      Name                            Date          (#)            ($)          ($)            ($)        (Years)
_____________________________        _______    __________      ___________   ________      _________   ___________
Mark Ain
  Director                           3/2/98         8,000        4.125          6.750        4.125         3.93

Mads Bjerre-Petersen
  Managing Director,
  KVH Europe                         3/2/98        20,000        4.125          7.375        4.125         4.00

Christopher Burnett
  Vice President, Business
  Development                        3/2/98         4,000        4.125          7.375        4.125         4.00

Josina de Smit
  Treasurer                          3/2/98        20,000        4.125          8.390        4.538         3.64

James Dodez
  Vice President, Marketing          3/2/98        40,000        4.125          8.000        4.125         3.19

Richard Forsyth
  Chief Financial Officer            3/2/98        40,000        4.125          8.000        4.125         3.19

Stanley Honey
  Director                           3/2/98         8,000        4.125          5.500        4.125         4.18

Martin Kits van Heyningen            3/2/98        24,000        4.125          8.750        4.125         3.36
  President and                      3/2/98        12,966        4.125          7.250        4.125         3.13
  Chief Executive Officer            3/2/98        11,034        4.125          7.980        4.538         3.13

Ian Palmer, Vice President
  Satellite Sales                    3/2/98         4,000        4.125          7.625        4.125         3.19

Werner Trattner                      3/2/98         8,000        4.125          6.500        4.125         3.09
  Director                           3/2/98         4,000        4.125          8.250        4.125         4.40
_____________________________


Directors' and Executive Officers' Compensation

Directors' Compensation
The principal components of non-employee director compensation are: o A $1,500 fee for each board meeting attended. o Reimbursement for meeting-related expenses.
 Upon election to the Board, five-year options to purchase 10,000 shares of our common stock at an exercise price equal to the fair market value of the common stock on the date granted. Each option vests in four equal quarterly installments, commencing from the date of appointment to the board of directors.
 Following each annual stockholders meeting, serving directors are granted options to purchase an additional 5,000 shares of common stock that vest on the grant date.

Summary Compensation Table
The following table lists compensation for our chief executive officer and our other four most highly compensated executive officers in 2001.

                                                                                                  Long-term
                                                                                                Compensation
                                                               Annual Compensation                 Awards
                                                          _______________________________       _______________
                                                                                                 Securities
             Name and                      Fiscal           Salary (1)          Bonus            Underlying
        Principal Position                  Year                ($)              ($)             Options (#)
______________________________            _______           ______________    __________        _______________
Martin A. Kits van Heyningen                2001               216,000            --                 40,000
  President and Chief                       2000               206,000            --                 30,000
  Executive Officer                         1999               189,000            --                 20,000

Christopher T. Burnett                      2001               167,015 (2)        --                  9,000
  Vice President of Business                2000               164,849 (2)        --                 10,000
  Development                               1999               153,349 (2)        --                 10,000

James S. Dodez                              2001               162,779 (3)        --                 10,000
  Vice President of                         2000               157,944 (3)        --                 10,000
  Marketing                                 1999               144,286 (3)        --                 10,000

Robert W.B. Kits van Heyningen              2001               157,511            --                 10,000
  Vice President of                         2000               151,491            --                 10,000
  Research and Development                  1999               143,325            --                 10,000

Arent H. Kits van Heyningen                 2001               146,861            --                 10,000
  Chairman, Board of                        2000               139,915            --                 10,000
  Directors                                 1999               132,300            --                 10,000
_____________________________


(1) Includes amounts deferred by the named individuals pursuant to the Company's
    401(k) Plan and Trust. Does not include amounts paid to plans, including group disability, life and health that do not discriminate in favor of officers and directors and are generally available to all full-time employees.
(2) Includes commissions as follows: $17,320 in 2001, $20,767 in 2000 and $17,080 in 1999.
(3) Includes commissions as follows: $21,903 in 2001, $23,385 in 2000 and $17,086 in 1999.


Options Granted During the Last Fiscal Year Ended December 31, 2001
The following table lists information related to stock options granted to our chief executive officer and other four most highly compensated executive officers in 2001.

                                               Individual Grants
                                               _________________


                                          Percent of                                    Potential Realizable
                                         Total Options                                 Value at Assumed Annual
                            Number of     Granted to                                           Rates of
                             Shares      Employees in      Exercise                          Stock Price
                           Underlying     Fiscal Year       or Base                        Appreciation For
          Name               Options                         Price        Expiration       Option Term (1)
                           Granted (#)                     ($/Share)         Date        5% ($)       10% ($)
________________________   ___________    _________        _________      __________    _______     __________
Martin A. Kits van
  Heyningen                   40,000          11.0           6.88          2/28/06       75,977      167,890
Christopher T. Burnett         9,000           2.5           6.88          2/28/06       17,095       37,775
James S. Dodez                10,000           2.7           6.88          2/28/06       18,994       41,973
Robert W.B. Kits van
  Heyningen                   10,000           2.7           6.88          2/28/06       18,994       41,973
Arent H. Kits van
  Heyningen                   10,000           2.7           6.88          2/28/06       18,994       41,973
________________________

(1) Amounts reported in this column represent hypothetical values that may be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation of our Common Stock over the term of the options. These numbers are calculated based on SEC rules and do not represent our estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings depend on the exercise timing and the future performance of our Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals. This table does not take into account any appreciation in the price of the Common Stock from the date of grant to the current date. The values shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise.

Options Exercised in Last Fiscal Year Ended December 31, 2001
The following table provides certain information concerning options exercised by our chief executive officer and other four most highly compensated executive officers during the fiscal year ended December 31, 2001 and the number of options exercisable and unexercisable as of December 31, 2001.


                                Shares                              Number of Shares of          Value of Unexercised
                               Acquired          Value            Common Stock Underlying        In-the-Money Options
                                  On            Realized            Unexercised Options           at 12/31/01 ($)(2)
                                                                      at 12/31/01(#)
          Name                Exercise (#)      ($) (1)        Exercisable    Unexercisable    Exercisable     Unexercisable
________________________      ____________     __________      ___________    _____________    ___________     _____________
Martin A. Kits van
  Heyningen                     48,000          167,283          40,000           40,000           86,555          79,325
Christopher T. Burnett            --               --            26,500           17,500           62,578          43,963
James S. Dodez                  40,000          144,600          15,000           15,000           41,590          39,400
Robert W. B. Kits van
  Heyningen                      7,500           36,739          18,750           18,750           37,904          39,705
Arent H. Kits van
  Heyningen                       --               --            18,750           16,250           42,115          36,175
________________________
(1)  Value is based on the last sale price of Common Stock on the exercise date, as reported by the Nasdaq National Market, less the applicable option exercise price.
(2)  Value is based on $5.95, the last per-share sale price of the Common Stock on December 31, 2001, as reported by the Nasdaq National Market, less the applicable option exercise price.

      Cumulative Total Return Graph Comparing KVH Industries, Inc., Nasdaq Telecommunication Stocks and the Nasdaq National Market Composite December 31,
                            1996 - December 31, 2001

The following Performance Graph compares the performance of the Company's cumulative stockholder return with that of two broad market indexes, the Nasdaq National Market Composite Index and the Nasdaq Telecommunications Stock Index. The cumulative stockholder returns for Company shares and the indexes are calculated assuming $100 was invested on December 31, 1996. The performance of the market indexes is shown on a total return (dividend reinvested) basis. We paid no cash dividends during the periods shown on the graph.

                                       31-Dec-96      31-Dec-97     31-Dec-98      31-Dec-99     31-Dec-00      31-Dec-01
                                       _________      _________     _________      _________     _________      __________
Nasdaq Composite Index                   100.00        121.61         169.87        315.18         191.40         151.05
Nasdaq Telecommunications Index          100.00        141.94         231.94        469.91         214.35         109.72
KVH Industries, Inc.                     100.00         65.32          15.73         39.52          70.97          76.77

Other Information

Stockholder Proposals
In order to be eligible for inclusion in the Company's proxy statement and form of proxy for the annual meeting scheduled to be held in May 2003, the Company must receive stockholder proposals at its executive offices in Middletown, RI, no later than December 31, 2002.

In addition, the By-Laws of the Company provide that in order for business to be properly brought before any annual meeting of stockholders by any stockholder, the stockholder must notify the Secretary of the Company at least 60 days before the date of the annual meeting; provided, however, that if an annual meeting of stockholders is to be held on a date prior to the date for the annual meeting specified in the By-Laws, and if less than 70 days notice or prior public disclosure of the date of such annual meeting is given or made, notice by the stockholder to be timely must be delivered or received not later than the close of business on the 10th day following the earlier of the date on which notice of the date of such annual meeting was mailed or the day on which public disclosure was made of the date of such annual meeting. If next year's annual meeting is held on the date specified in the By-Laws, the deadline for submission of notice will be March 2, 2003, and any proposal or nomination submitted after March 2, 2003 will be untimely.

Available Information
Stockholders of record on April 2, 2002, will receive a Proxy Statement and our 2001 Annual Report on Form 10-K, which contains detailed financial information. For up-to-date information such as SEC filings, press releases, conference calls and product information, please visit our web site, www.kvh.com.

To receive printed materials, be added to the Company's distribution list or make specific inquiries, please direct calls, faxes, letters, and e-mail to:

         Corporate Communications
         KVH Industries, Inc.
         50 Enterprise Center
         Middletown, RI  02842
         Phone:  401-847-3327
         Fax:  401-849-0045
         E-mail:  ir@kvh.com

You may contact our transfer agent at:

         EquiServe Trust Company
         P.O. Box 9187
         Canton, MA  02021
         Stockholder Inquiries:  877-282-1169
         Internet:  http://www.equiserve.com

Our independent accountants are:

         KPMG LLP
         600 Fleet Center
         Providence, RI  02903

Exhibit A - Proxy Card

                              KVH INDUSTRIES, INC.

Dear Stockholder,

Please take note of the important information enclosed with this proxy card. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders to be held on May 29, 2002.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

KVH Industries, Inc.


                              KVH INDUSTRIES, INC.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF KVH INDUSTRIES,
  INC. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF
               THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS
                  PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

       Proxy for Annual Meeting of Stockholders to be held on May 29, 2002

The undersigned hereby appoints Martin Kits van Heyningen, Robert Kits van Heyningen, and Richard C. Forsyth or any of them acting singly, proxies and attorneys-in-fact, with full power of substitution, to vote all shares of Common Stock of KVH Industries, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Foley, Hoag & Eliot LLP, World Trade Center West, 155 Seaport Boulevard, 16th Floor, Boston, Massachusetts, 02210 on May 29, 2002 at 11:00 a.m. local time, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting and Proxy Statement dated April 29, 2002, a copy of which has been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.


                PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.



   Please sign exactly as your name(s) appear(s) on the books of the Company.
    Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.

        If a corporation, this signature should be that of an authorized officer who should state his or her title.


        HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?
_________________________________________       _________________________________________

_________________________________________       _________________________________________

_________________________________________       _________________________________________




KVH INDUSTRIES, INC.
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI  02940

Vote by Telephone                                             Vote by Internet

It's fast, convenient, and immediate!                         It's fast, convenient, and your vote is immediately
Call toll-free on a touch-tone phone                          confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

Follow these four easy steps:                                 Follow these four easy steps:

1.   Read the accompanying Proxy Statement and                1.  Read the accompanying Proxy Statement and
     Proxy Card.                                                  Proxy Card.

2.   Call the toll-free number:                               2.  Go to the web site:
     1-877-PRX-VOTE (1-877-779-8683)                              http://www.eproxyvote.com/kvhi

3.   Enter your Voter Control Number located on               3.  Enter your Voter Control Number located on
     your Proxy Card above your name.                             your Proxy Card above your name.

4.   Follow the recorded instructions.                        4.  Follow the instructions provided.

Your vote is important!                                       Your vote is important!
Call 1-877-PRX-VOTE anytime!                                  Go to http://www.eproxyvote.com/kvhi anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet.

 X Please mark votes as in this example.


     KVH INDUSTRIES, INC.

1.       To elect three directors to serve for a three-year term.

         Nominees:  (01) Martin A. Kits van Heyningen
         (02) Robert W.B. Kits van Heyningen and (03) Werner
         Trattner

         FOR               WITHHELD



         For all nominees except as noted above

                                                      To transact any other business as may properly come before the meeting.

                                                      Mark box at right if an address change or comment has been noted on the reverse side of this card.


                                                      Please be sure to sign and date this Proxy.



Signature: ____________________________ Date: __________      Signature: ____________________________ Date: __________
